Alkermes 2024: Profitable, Pure-play Neuroscience Company December 2024 Exhibit 99.1

Forward-Looking Statements Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its current and future financial and operating performance, business plans or prospects, including its expected cash generation and profitability, capital allocation strategy, revenue and growth drivers, potential transactional opportunities and return of capital to shareholders; the potential therapeutic and commercial value of the company’s marketed products and development candidates; expectations regarding the patent life for VUMERITY® and generic competition for VIVITROL®; the company’s plans and expectations regarding clinical development activities, including study timelines and design for ALKS 2680, and strategy and timelines for the company’s other orexin portfolio candidates; and the company’s plans to advance and expand its neuroscience pipeline. The company cautions that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: whether the company is able to sustain profitability; the unfavorable outcome of arbitration or litigation, including so-called “Paragraph IV” litigation or other patent litigation which may lead to competition from generic drug manufacturers, or other disputes related to the company’s products or products using the company’s proprietary technologies; the company’s commercial activities may not result in the benefits that the company anticipates; clinical development activities may not be completed on time or at all; the results of the company’s development activities, including those related to ALKS 2680, may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; potential changes in the cost, scope, design or duration of the company’s development activities; the U.S. Food and Drug Administration (“FDA”) or other regulatory authorities may not agree with the company’s regulatory approval strategies or components of the company’s marketing applications and may make adverse decisions regarding the company’s products; the company and its licensees may not be able to continue to successfully commercialize their products or support growth of such products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to government payers; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2023 and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Note Regarding Trademarks: The company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO®, LYBALVI® and VIVITROL®. VUMERITY® is a registered trademark of Biogen MA Inc., used by Alkermes under license. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Alkermes 2024: Profitable, Pure-play Neuroscience Company >$1B commercial business driven primarily by 4 core products* Proven development capabilities with advancing neuroscience pipeline Positioned for sustained profitability and significant cash generation *Based on revenues from VIVITROL®, ARISTADA®, VUMERITY® and LYBALVI® for twelve months ended Dec. 31, 2023

2024 Strategic Priorities Driven by 4 core products and streamlined operating structure Initiate phase 2 program Advance internal development candidates and explore external pipeline opportunities Deliver strong commercial growth and profitability Advance orexin 2 receptor agonist program Expand neuroscience pipeline Plan for significant cash generation Continue focus on capital allocation, including potential opportunities to return capital to shareholders

>$1B Commercial Business Primarily Driven by 4 Core Products

Topline Growth and Diversification Reflect Evolving Business *Inclusive of ARISTADA INITIO® **Licensed product (royalty & manufacturing revenue) R12M: Rolling 12 Months Key Product Revenues ($M) $574 $715 $893 $1,049 $1,151

LYBALVI®: Oral Treatment Option for Schizophrenia and Bipolar I Disorder Once-daily, oral atypical antipsychotic composed of olanzapine, an established antipsychotic agent, and samidorphan, a new chemical entity Indicated for the treatment of: Schizophrenia in adults Bipolar I disorder in adults Acute treatment of manic or mixed episodes as monotherapy and as adjunct to lithium or valproate Maintenance monotherapy treatment Full prescribing information for LYBALVI, including Boxed Warning, may be found at www.lybalvi.com/lybalvi-prescribing-information.pdf

LYBALVI® Launch Growth Trends *Source: IQVIA NPA Weekly Post-Launch Weekly TRx* (Through 11/15/2024) Week LYBALVI Quarterly Net Sales ($M)

ARISTADA®: LAI for the Treatment of Schizophrenia With Dosing Flexibility *ARISTADA INITIO + single 30 mg oral dose of aripiprazole replaces need for concomitant three weeks of oral aripiprazole for initiation of ARISTADA. The first ARISTADA dose may be administered on the same day as ARISTADA INITIO or up to 10 days thereafter. Full prescribing information for ARISTADA, including Boxed Warning, may be found at www.aristada.com/downloadables/ARISTADA-PI.pdf ARISTADA Annual Net Sales** ($M) **Inclusive of ARISTADA INITIO® Long-acting injectable (LAI) atypical antipsychotic indicated for the treatment of schizophrenia in adults Novel molecular entity designed to address the real-world needs of patients and providers Ability to fully dose on day one for up to two months with ARISTADA INITIO® regimen* $241 $275 $302 $328

VIVITROL®: LAI for the Treatment of Alcohol Dependence and Opioid Dependence VIVITROL Annual Net Sales ($M) Extended-release opioid antagonist provides therapeutic levels of naltrexone for a one-month period Indicated for the treatment of alcohol dependence (AD) in patients able to abstain from alcohol in an outpatient setting prior to initiation of treatment with VIVITROL Indicated for the prevention of relapse to opioid dependence (OD), following opioid detoxification Generics expected to enter the market under license from Alkermes in January 2027 or earlier under certain circumstances $311 $344 $380 $400 Full prescribing information for VIVITROL may be found at www.vivitrol.com/content/pdfs/prescribing-information.pdf. Treatment with VIVITROL should be part of a comprehensive management program that includes psychosocial support.

VUMERITY® Offers Long-Term Revenue Growth Opportunity VUMERITY Royalty & Manufacturing Revenue ($M) $23 $87 $115 $129 Novel oral fumarate for the treatment of relapsing forms of multiple sclerosis (MS) Biogen holds exclusive, worldwide license to commercialize 15% royalty to Alkermes on worldwide net sales Discovered and developed by Alkermes Composition of matter patent extends into 2033* *Subject to Paragraph IV litigation related to an abbreviated new drug application seeking FDA approval of a generic version.

Proven Drug Development Capabilities with Advancing Neuroscience Pipeline

Symptom Commonality Across Sleep Disorders Results in Diagnostic Challenges

Common Symptoms in Narcolepsy Type 1, Narcolepsy Type 2 and Idiopathic Hypersomnia

Symptoms	NT1	NT2	IH
Excessive daytime sleepiness (EDS)	Almost always	Almost always	Almost always
Sleep-onset REM periods (SOREMP)	Almost always	Almost always	Rare
Cataplexy	Almost always	Rare	Rare
Disrupted nighttime sleep	Almost always	More common	Less common
Needed naps: short, refreshing	Almost always	More common	Less common
Sleep-related hallucinations	More common	More common	Less common
Sleep paralysis	More common	Less common	Less common
Brain fog	More common	More common	More common
Long sleep	Rare	More common	Almost always
Severe sleep inertia	Rare	More common	Almost always
Needed naps: long, unrefreshing	Rare	Less common	Almost always

- Almost always (90 to 100% of people with this disorder have this symptom)
- More common (41 to 89% of people with this disorder have this symptom)
- Less common (11 to 40% of people with this disorder have this symptom)
- Rare (0 to 10% of people with this disorder have this symptom)

www.hypersomniafoundation.org/classification/; Sateia MJ. International classification of sleep disorders-third edition: highlights and modifications. *Chest*. 2014;146:1387–94.; Rassu, Evangelista, Barateau, et al. *J Clin Sleep Medicine*. 2022, 617-629.

NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia; REM: rapid eye movement

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Narcolepsy and Idiopathic Hypersomnia in the U.S. Narcolepsy prevalence 200,000a 100,000 diagnosedb Idiopathic Hypersomnia 40,000 diagnosedc aNarcolepsy Network Fast Facts bCohen et al., Sleep Med 43:14 (2018) and Longstreth et al., Sleep Med 10:422 (2009) prevalence rates applied to U.S. population cAcquavella et al., J Clin Sleep Med 16:1255 (2020)

ALKS 2680: Investigational Oral Orexin 2 Receptor Agonist for the Treatment of Narcolepsy and Idiopathic Hypersomnia

ALKS 2680 is a highly potent, selective OX2R agonist

- ≥10-fold more potent than orexin A[a]
- >5,000-fold selectivity relative to OX1R[a]

ALKS 2680 phase 1 data demonstrated desired pharmaceutical properties:

- Orally bioavailable
- PK profile supportive of once-daily dosing
- Mimics natural sleep/wake cycle

2024 Clinical Program Status

- Phase 1 single ascending dose and multiple ascending dose study complete
- Phase 1b proof-of-concept study complete
- Vibrance-1 phase 2 NT1 study enrolling
- Vibrance-2 phase 2 NT2 study enrolling
- Vibrance-3 phase 2 IH study planning underway
- Open-label, long-term safety study expected to initiate in Q4 2024

[a]Data from preclinical studies using CHO (Chinese hamster ovary) cells.; OX1R: orexin 1 receptor; OX2R: orexin 2 receptor; PK: pharmacokinetic; NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia

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© 2024 Alkermes. All rights reserved.

ALKS 2680 Phase 1b: Randomized, Double-Blind, PBO-Controlled Study in Patients With NT1, NT2 and IH Provides Proof-of-Concept Patients had a confirmed diagnosis with no baseline criteria for MWT Key objectives: Safety and tolerability Mean sleep latency on Maintenance of Wakefulness Test (MWT) at baseline and each day of dosing Safety follow-up Day 14 (±1) Patient screening Days -28 to -7 Baseline assessment ALKS 2680 ALKS 2680 ALKS 2680 Placebo ALKS 2680 ALKS 2680 Placebo ALKS 2680 ALKS 2680 Placebo ALKS 2680 ALKS 2680 Placebo ALKS 2680 ALKS 2680 ALKS 2680 48-hours between dosing Assessment (Days -2 to 9) 1:1:1:1 ≥14-day washout Patient Population n ALKS 2680 Doses NT1 10 1, 3 & 8 mg NT2 9 5, 12 & 25 mg IH 8 5, 12 & 25 mg PBO: Placebo; NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia

ALKS 2680 Phase 1b: Generally Well-Tolerated at all Doses Tested in NT1, NT2 and IH

- Most TEAEs were mild in severity and transient
- No deaths, serious TEAEs, severe TEAEs, or TEAEs leading to discontinuation
- Treatment-related TEAEs* reported in >1 subject in each population listed below:
  - NT1: insomnia, pollakiuria, salivary hypersecretion, decreased appetite, dizziness, and nausea
  - NT2: pollakiuria, insomnia, and dizziness
  - IH: pollakiuria, insomnia, and dizziness
- No clinically meaningful changes in laboratory parameters
- No cardiovascular safety signals in vital signs or ECGs

*Relationship per investigator determination.
Insomnia includes TEAE terms of insomnia, middle insomnia, and initial insomnia. Dizziness includes TEAE terms of dizziness and dizziness postural.
NT1: Narcolepsy type 1; NT2: Narcolepsy type 2; IH: Idiopathic hypersomnia; TEAE: Treatment-Emergent Adverse Event; ECG: Electrocardiogram

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© 2024 Alkermes. All rights reserved.

Absolute Mean Sleep Latency on Maintenance of Wakefulness Test (MWT) - Mean  SE ALKS 2680 Phase 1b: Demonstrated Meaningful, Consistent and Dose-Dependent Effect on Wakefulness in NT1, NT2 & IH Patients Minutes Narcolepsy Type 1 (n = 10) 40 Narcolepsy Type 2 (n = 9) Idiopathic Hypersomnia (n = 8) LS mean (95% CI) difference vs placebo1 p-value 18.38 (10.95, 28.80) 0.0002 22.57 (15.56,29.58) 0.0001 33.97 (26.72,41.21) <0.0001 11.60 (2.22, 20.98) 0.0178 18.55 (9.17, 27.93) 0.0005 20.96 (11.58, 30.34) 0.0001 8.07 (0.06, 16.07) 0.0484 11.05 (3.04, 19.05) 0.0096 17.67 (9.67, 25.68) 0.0002 1: Primary analysis based on a mixed effect model of repeated measurement with the dose level and the period as fixed factors, and the average sleep latency on Day -1 is included as the baseline covariate SE: standard error; LS: least squares Primary Analysis

ALKS 2680 Phase 2 Clinical Program Evaluating Once-Daily Administration Across a Range of Patient Populations Study n ALKS 2680 Doses Screening Period Double-blind Treatment Period Open-label Extension Period Follow-up Period Primary Endpoint Initial Washout Narcolepsy Type 1 VIBRANCE-1 80 4, 6 & 8 mg  4-weeks 2-weeks 6-weeks 7-weeks 2-weeks  MWT at week 6 Narcolepsy Type 2 VIBRANCE-2 80 10, 14 & 18 mg  4-weeks 2-weeks 8-weeks 5-weeks 2-weeks  MWT at week 8 Idiopathic Hypersomnia VIBRANCE-3 Study design in progress Study design in progress Initial screening Safety follow-up Washout MWT: Maintenance of Wakefulness Test; : change from baseline Randomization Double-blind treatment Open-label extension With dose adjustment option ALKS 2680 dose 1 ALKS 2680 dose 2 ALKS 2680 dose 3 Placebo

Orexin 2 Receptor Agonist Pathway May Have Potential Applicability in Broad Range of Indications Select disease states which intersect across aspects of wakefulness, fatigue, mood and cognition Neurology Attention-deficit/hyperactivity disorder Multiple sclerosis fatigue Parkinson’s disease Psychiatry Bipolar disorder Cognitive impairment in schizophrenia Negative symptoms of schizophrenia Major depressive disorder Seasonal affective disorder Orphan/ultra-orphan disorders AM: amygdala; BF: basal forebrain; Cg: cingulate cortex; DR: dorsal raphe; HIP: hippocampus; HYP: hypothalamus; NA: nucleus accumbens; PFC: prefrontal cortex; SN: substantia nigra; TH: thalamus; TMN: tuberomammillary nucleus; VTA: ventral tegmental area.

Advancing Multiple Orexin Development Candidates for Treatment of Neurology & Psychiatry Disorders Discovery Preclinical Phase 1 Phase 2 Phase 3 Next Planned Milestone ALKS 2680 Narcolepsy Type 1 Phase 2 data H2 2025 Phase 2 Data Narcolepsy Type 2 Phase 2 data H2 2025 Idiopathic Hypersomnia Phase 2 initiation 2025 Project Saturn: Additional OX2R molecules expected to enter the clinic in 2025 Phase 1 initiation Mid-2025 Phase 1 initiation H2 2025 OX2R: Orexin 2 receptor agonist

Positioned for Robust Profitability and Significant Cash Generation

Commercial Performance and Efficient Cost Structure Expected to Drive Meaningful Profitability >$1B commercial business driven primarily by 4 core products* Positioned for sustained profitability and significant cash generation Ended 2023 with $813M in cash and investments *Based on revenues from VIVITROL®, ARISTADA®, VUMERITY® and LYBALVI® for twelve months ended Dec. 31, 2023

Capital Allocation Strategy Maximize the potential of proprietary commercial products with primary focus on LYBALVI® Pursue external opportunities to expand portfolio with assets that are a strong strategic fit Invest in internal development pipeline to advance new neuroscience candidates Return excess cash to shareholders

2024 Strategic Priorities Driven by 4 core products and streamlined operating structure Initiate phase 2 program Advance internal development candidates and explore external pipeline opportunities Deliver strong commercial growth and profitability Advance orexin 2 receptor agonist program Expand neuroscience pipeline Plan for significant cash generation Continue focus on capital allocation, including potential opportunities to return capital to shareholders

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